                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2003

                              THE BISYS GROUP, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                           0-19922                           13-3532663
(State or other Jurisdiction                (Commission File                 (IRS Employer
      of incorporation)                        Number)                     Identification No.)

                    90 Park Avenue, New York, New York 10016

                    (Address of principal executive offices)

                                 (212) 907-6000

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.                        Description

                  99.1                               Press Release issued by The BISYS Group, Inc.
                                                     dated July 29, 2003.

Item 12. Results of Operations and Financial Condition.

         On July 29, 2003, The BISYS Group, Inc. issued a press release announcing its financial results for the fiscal quarter and fiscal year ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE BISYS GROUP, INC.

                                                By:  /s/ Kevin J. Dell
                                                     -----------------
                                                     Kevin J. Dell
                                                     Executive Vice President,
                                                     General Counsel and
                                                     Secretary

Date: July 29, 2003


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                                                   EXHIBIT INDEX

Exhibit No.       Description
  99.1            Press Release issued by The BISYS Group, Inc. dated July 29,
                  2003.


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